                          GREEN TREE FINANCIAL CORP.

                       CERTIFICATE OF SERVICING OFFICER



The undersigned certifies that she is Vice President and Treasurer of Green Tree Financial Corp., a Delaware corporation (the "Company"), and that as such she is duly authorized to execute and deliver this certificate on behalf of the Company pursuant to Section 6.02 of the Pooling and Servicing Agreement (the "Agreement") dated as of November 1, 1996 96-9 between the Company and Firstar Trust Company, as Trustee (all capitalized terms used herein without definition having the respective meanings specified in the Agreement), and further certifies that:

1. The Monthly Report for the period from March 1, 1997 to March 31, 1997 attached to this certificate is complete and accurate in accordance with the requirements of Sections 6.01 and 6.02 of the Agreement; and

2. As of the date hereof, no Event of Termination or event that with notice or lapse of time or both would become an Event of Termination has occurred.

IN WITNESS WHEREOF, I have affixed hereunto my signature this 10th day of April, 1997.

                                                GREEN TREE FINANCIAL CORP.



                                                BY: /s/Phyllis A. Knight
                                                    -----------------------
                                                    Phyllis A. Knight

                       GREEN TREE FINANCIAL CORPORATION
               MANUFACTURED HOUSING CONTRACT SENIOR/SUBORDINATE
                      5.96%,6.25%,6.41%,6.76%,7.20%,7.69%
                   PASS-THROUGH CERTIFICATES, SERIES 1996-9
                  CLASS A1, A2, A3, A4, A5, A6, CERTIFICATES
                                MONTHLY REPORT
                                  MARCH 1997

                                       CUSIP#'S   393505-QT2,QU9,QV7,QW5,QX3,QY1
                                       TRUST ACCOUNT #80-4149300
                                       REMITTANCE DATE: 4/15/97


                                                       Total $        Per $1,000
                                                       Amount          Original
                                                    ------------      ----------
Class A Certificates
--------------------
(1a)  Amount available (including Monthly
      Servicing Fee)                               $6,191,428.70
(b)   Class M-1 Interest Deficiency Amount
      (if any) and Class B-1 Interest
      Deficiency Amount (if any) withdrawn
      for prior Remittance Date                             0.00
(c)   Amount Available after giving effect to
      withdrawal of Class M-1 Interest
      Deficiency Amount and B-1 Interest
      Deficiency Amount for prior Remittance
      Date                                          6,191,428.70

A.    Interest
      (2)  Aggregate Interest
           a.  Class A-1 Remittance Rate(5.96%)             5.96%
           b.  Class A-1 Interest                     198,903.13      3.61642055
           c.  Class A-2 Remittance Rate(6.25%)             6.25%
           d.  Class A-2 Interest                     156,250.00      5.20833333
           e.  Class A-3 Remittance Rate(6.41%)             6.41%
           f.  Class A-3 Interest                     219,008.30      5.34166659
           g.  Class A-4 Remittance Rate(6.76%)             6.76%
           h.  Class A-4 Interest                     467,566.67      5.63333337
           i.  Class A-5 Remittance Rate(7.20%)             7.20%
           j.  Class A-5 Interest                     291,000.00      6.00000000
           k.  Class A-6 Remittance Rate(7.69%)             7.69%
           l.  Class A-6 Interest                     786,622.92      6.40833336

      (3)  Amount applied to:
           a.  Unpaid Class A Interest
               Shortfall                                     .00             .00

                       GREEN TREE FINANCIAL CORPORATION
               MANUFACTURED HOUSING CONTRACT SENIOR/SUBORDINATE
                      5.96%,6.25%,6.41%,6.76%,7.20%,7.69%
                   PASS-THROUGH CERTIFICATES, SERIES 1996-9
                  CLASS A1, A2, A3, A4, A5, A6, CERTIFICATES
                                MONTHLY REPORT
                              MARCH 1997 - Page 2


                                        CUSIP#'S  393505-QT2,QU9,QV7,QW5,QX3,QY1
                                        TRUST ACCOUNT #80-4149300
                                        REMITTANCE DATE: 4/15/97


                                                    Total $         Per $1,000
                                                    Amount           Original
                                                 --------------    ------------
    (4)  Remaining:
         a. Unpaid Class A Interest
             Shortfall                                      .00             .00
B.  Principal
    (5)  Formula Principal Distribution
          Amount                                   2,424,962.80             N/A
         a. Scheduled Principal                      503,020.77             N/A
         b. Principal Prepayments                  1,830,699.57             N/A
         c. Liquidated Contracts                     170,875.36             N/A
         d. Repurchases                                     .00             N/A
         e. Current Month Advanced Principal         778,209.47             N/A
         f. Prior Month Advanced Principal          (857,842.37)            N/A

    (6)  Pool Scheduled Principal Balance        433,400,856.25

    (6b) Adjusted Pool Principal Balance         432,622,646.78    961.38365951

    (6c) Pool Factor                                 0.96138366

    (7)  Unpaid Class A Principal Shortfall
         (if any)following prior Remittance date            .00

    (8)  Class A Percentage for such Remittance
         Date                                             92.24%

    (9)  Class A Percentage for the following
         Remittance Date                                  92.20%

    (10) Class A Principal Distribution:
         a. Class A-1                              2,424,962.80    44.09023273
         b. Class A-2                                       .00            .00
         c. Class A-3                                       .00            .00
         d. Class A-4                                       .00            .00
         e. Class A-5                                       .00            .00
         f. Class A-6                                       .00            .00

                       GREEN TREE FINANCIAL CORPORATION
               MANUFACTURED HOUSING CONTRACT SENIOR/SUBORDINATE
                      5.96%,6.25%,6.41%,6.76%,7.20%,7.69%
                   PASS-THROUGH CERTIFICATES, SERIES 1996-9
                  CLASS A1, A2, A3, A4, A5, A6, CERTIFICATES
                                MONTHLY REPORT
                              MARCH 1997 - Page 3


                                     CUSIP#'S     393505-QT2,QU9,QV7,QW5,QX3,QY1
                                     TRUST ACCOUNT #80-4149300
                                     REMITTANCE DATE: 4/15/97


                                                  Total $          Per $1,000
                                                  Amount            Original
                                              --------------      ------------
  (11)  Class A-1 Principal Balance            37,622,646.78      684.04812327
  (11a) Class A-1 Pool Factor                      .68404812

  (12)  Class A-2 Principal Balance            30,000,000.00      1000.0000000
  (12a) Class A-2 Pool Factor                     1.00000000

  (13)  Class A-3 Principal Balance            41,000,000.00      1000.0000000
  (13a) Class A-3 Pool Factor                     1.00000000

  (14)  Class A-4 Principal Balance            83,000,000.00      1000.0000000
  (14a) Class A-4 Pool Factor                     1.00000000

  (15)  Class A-5 Principal Balance            48,500,000.00      1000.0000000
  (15a) Class A-5 Pool Factor                     1.00000000

  (16)  Class A-6 Principal Balance           122,750,000.00      1000.0000000
  (16a) Class A-6 Pool Factor                     1.00000000

  (17)  Unpaid Class A Principal Shortfall
        (if any) following current Remittance
        Date                                             .00

                       GREEN TREE FINANCIAL CORPORATION
               MANUFACTURED HOUSING CONTRACT SENIOR/SUBORDINATE
                      5.96%,6.25%,6.41%,6.76%,7.20%,7.69%
                   PASS-THROUGH CERTIFICATES, SERIES 1996-9
                  CLASS A1, A2, A3, A4, A5, A6, CERTIFICATES
                                MONTHLY REPORT
                              MARCH 1997 - Page 4

                                    CUSIP#'S    393505-QT2,QU9,QV7,QW5,QX3,QY1
                                    TRUST ACCOUNT #80-4149300
                                    REMITTANCE DATE: 4/15/97

C.  Aggregate Scheduled Balances and Number of Delinquent
    Contracts as of Determination Date

    (18)  31-59 days                                     2,590,711.18       74

    (19)  60 days or more                                2,393,570.92       60

    (20)  Current Month Repossessions                      605,197.12       20

    (21)  Repossession Inventory                           984,422.18       31

Class M-1 Distribution Test and Class B Distribution Test (applicable on and after the Remittance Date occurring in May 2000)

    (22)  Average Sixty-Day Delinquency Ratio Test

          (a) Sixty-Day Delinquency Ratio for current Remittance Date      .55%

          (b) Average Sixty-Day Delinquency Ratio (arithmetic
              average of ratios for this month and two preceding
              months; may not exceed 3.5%)                                 .37%

    (23)  Average Thirty-Day Delinquency Ratio Test

          (a) Thirty-Day Delinquency Ratio for current Remittance Date     .60%

          (b) Average Thirty-Day Delinquency Ratio (arithmetic
              average of ratios for this month and two preceding
              months; may not exceed 5.5%)                                 .61%

                       GREEN TREE FINANCIAL CORPORATION
               MANUFACTURED HOUSING CONTRACT SENIOR/SUBORDINATE
                      5.96%,6.25%,6.41%,6.76%,7.20%,7.69%
                   PASS-THROUGH CERTIFICATES, SERIES 1996-9
                  CLASS A1, A2, A3, A4, A5, A6, CERTIFICATES
                                MONTHLY REPORT
                              MARCH 1997 - Page 5

                                     CUSIP#'S     393505-QT2,QU9,QV7,QW5,QX3,QY1
                                     TRUST ACCOUNT #80-4149300
                                     REMITTANCE DATE: 4/15/97

(24) Cumulative Realized Losses Test
     (a)  Cumulative Realized Losses for the current Remittance
          Date (as a percentage of Cut-off Date Pool Principal
          Balance; may not exceed 5.5% from June 1, 2000 to
          May 31, 2001, 6.5% from June 1, 2001 to May 31,
          2002, 8.5% from June 1, 2002 to May 31, 2003 and
          and 9.5% thereafter)                                           .01%

(25) Current Realized Losses Test
     (a)  Current Realized Losses for current Remittance Date      60,001.83

     (b)  Current Realized Loss Ratio (total Realized Losses
          for the most recent three months, multiplied by 4,
          divided by arithmetic average of Pool Scheduled
          Principal Balances for third preceding Remittance and
          for current Remittance Date; may not exceed 2.25%)             .07%

(26) Class M-1 Principal Balance Test
     (a)  The sum of Class M-1 Principal Balance and Class B
          Principal Balance (before distributions on current
          Remittance Date) divided by Pool Scheduled Principal
          Balance as of preceding Remittance Date (must equal
          or exceed 25.5%)                                             16.03%

(27) Class B Principal Balance Test
     (a)  Class B Principal Balance (before any distributions
          on current Remittance Date) as of such Remittance date
          greater than $7,437,576.00                                     .00

     (b)  Class B Principal Balance (before any distributions
          on current Remittance Date) divided by pool Scheduled
          Principal Balance as of preceding Remittance Date is
          equal to or greater than 11.25%                               7.76%

                       GREEN TREE FINANCIAL CORPORATION
            MANUFACTURED HOUSING CONTRACT SENIOR/SUBORDINATE 7.63%
                   PASS-THROUGH CERTIFICATES, SERIES 1996-9
                             CLASS M1 CERTIFICATES
                                MONTHLY REPORT
                              MARCH 1997 - Page 6

                           CUSIP#'S    393505-QZ8
                           TRUST ACCOUNT #80-4149300
                           REMITTANCE DATE: 4/15/97

                                                     Total $        Per $1,000
                                                     Amount          Original
                                                  -------------    -------------
CLASS M1 CERTIFICATES
---------------------
    (28)  Amount available (including Monthly
           Servicing Fee)                          1,647,114.85

A.  Interest
    (29)  Aggregate interest
          a. Class M-1 Remittance Rate (7.63%,
             unless Weighted Average Contract
             Rate is below 7.63%)                          7.63%
          b. Class M-1 Interest                      228,900.00       6.35833333

    (30)  Amount applied to Class M-1 Interest
           Deficiency Amount                                .00                0

    (31)  Remaining unpaid Class M-1 Interest
           Deficiency Amount                                .00                0

    (32) Amount Applied to:
          a. Unpaid Class M-1 Interest Shortfall            .00                0

    (33) Remaining:
          a. Unpaid Class M-1 Interest Shortfall            .00                0

B.  Principal
    (34)  Formula Principal Distribution Amount             .00              N/A
          a. Scheduled Principal                            .00              N/A
          b. Principal Prepayments                          .00              N/A
          c. Liquidated Contracts                           .00              N/A
          d. Repurchases                                    .00              N/A

    (35)  Class M-1 Principal Balance             36,000,000.00    1000.00000000
    (35a) Class M-1 Pool Factor                      1.00000000

                       GREEN TREE FINANCIAL CORPORATION
         MANUFACTURED HOUSING CONTRACT SENIOR/SUBORDINATE 7.65%,8.11%
                   PASS-THROUGH CERTIFICATES, SERIES 1996-9
                             CLASS B CERTIFICATES
                                MONTHLY REPORT
                              MARCH 1997 - Page 7

                           CUSIP#'S  393505-RA2,RB0
                           TRUST ACCOUNT #80-4149300
                           REMITTANCE DATE: 4/15/97

  (36) Class M-1 Percentage for such Remittance
       Date                                                    .00%


                                                         Total $      Per $1,000
                                                         Amount        Original
                                                      ------------    ----------
  (37) Class M-1 Principal Distribution:
       a. Class M-1 (current)                                  .00    0.00000000
       b. Unpaid Class M-1 Principal Shortfall
          (if any) following prior Remittance
          Date                                                 .00

  (38) Unpaid Class M-1 Principal Shortfall
       (if any) following current Remittance Date              .00

  (39) Class M-1 Percentage for the following
       Remittance Date                                         .00%

Class B1 Certificates
---------------------
  (1)  Amount Available less the Class A
       Distribution Amount and Class M-1
       Distribution amount (including Monthly
       Servicing Fee)                                 1,418,214.85

  (2)  Class B-1 Remittance Rate (7.65% unless
       Weighted Average Contract Rate is below 7.65%)         7.65%

  (3)  Aggregate Class B1 Interest                      114,750.00    6.37500000

  (4)  Amount applied to Unpaid Class
       B1 Interest Shortfall                                   .00           .00

  (5)  Remaining unpaid Class B1
       Interest Shortfall                                      .00           .00

                        GREEN TREE FINANCIAL CORPORATION
          MANUFACTURED HOUSING CONTRACT SENIOR/SUBORDINATE 7.65%,8.11%
                    PASS-THROUGH CERTIFICATES, SERIES 1996-9
                              CLASS B CERTIFICATES
                                 MONTHLY REPORT
                              MARCH 1997 - Page 8

                                           CUSIP#'S     393505-RA2,RB0
                                           TRUST ACCOUNT #80-4149300
                                           REMITTANCE DATE: 4/15/97

(6)   Amount applied to Class B1 Interest
      Deficiency Amount                                      .00

(7)   Remaining Unpaid Class B-1 Interest
      Deficiency Amount                                      .00

(8)   Unpaid Class B1 Principal Shortfall
      (if any) following prior Remittance Date               .00

(8a)  Class B Percentage for such Remittance Date            .00

                                                 Total  $          Per $1,000
                                                  Amount            Original
                                                ----------        ------------

(9)   Current Principal (Class B Percentage of
      Formula Principal Distribution Amount)           .00

(10a) Class B1 Principal Shortfall                     .00

(10b) Unpaid Class B1 Principal Shortfall              .00

(11)  Class B Principal Balance              33,750,000.00

(12)  Class B1 Principal Balance             18,000,000.00

Class B2 Certificates
---------------------
(13)  Remaining Amount Available              1,303,464.85

(14)  Class B-2 Remittance Rate (8.11%
      unless Weighted Average Contract
      Rate is less than 8.11%)                        8.11%

(15)  Aggregate Class B2 Interest               106,443.75            6.75833333

                        GREEN TREE FINANCIAL CORPORATION
          MANUFACTURED HOUSING CONTRACT SENIOR/SUBORDINATE 7.65%,8.11%
                    PASS-THROUGH CERTIFICATES, SERIES 1996-9
                              CLASS B CERTIFICATES
                                 MONTHLY REPORT
                              MARCH 1997 - Page 9

                                            CUSIP#'S     393505-RA2.RB0
                                            TRUST ACCOUNT #80-4149300
                                            REMITTANCE DATE: 4/15/97

(16) Amount applied to Unpaid Class
     B2 Interest Shortfall                            .00          .00

(17) (Remaining Unpaid Class B2 Interest Shortfall    .00          .00

(18) Unpaid Class B2 Principal Shortfall
     (if any) following prior Remittance Date         .00

(19) Class B2 Principal Liquidation Loss Amount       .00

(20) Class B2 Principal (zero until Class
     B1 paid down; thereafter, Class B
     Percentage of Formula Principal
     Distribution Amount)                             .00

(21) Guarantee Payment                                .00

(22) Class B2 Principal Balance             15,750,000.00

                                                  Total $          Per $1,000
                                                   Amount            Original
                                                  -------          ----------
(23) Monthly Servicing Fee (Deducted from
     Certificate Account balance to arrive at
     Amount Available if the Company or Green
     Tree Financial Corporation is not the
     Servicer; deducted from funds remaining
     after payment of Class A Distribution
     Amount, Class M-1 Distribution Amount,
     Class B-1 Distribution Amount and Class
     B-2 Distribution Amount; if the Company
     or Green Tree Financial Corporation
     is the Servicer)                            181,627.27

(24) 3% Guarantee                                       .00

(25) Class C Residual Payment                  1,015,393.83

                       GREEN TREE FINANCIAL CORPORATION
         MANUFACTURED HOUSING CONTRACT SENIOR/SUBORDINATE 7.65%,8.11%
                   PASS-THROUGH CERTIFICATES, SERIES 1996-9
                              CLASS BCERTIFICATES
                                MONTHLY REPORT
                             MARCH 1997 - Page 10

                           CUSIP#'S   393505-RA2,RB0
                           TRUST ACCOUNT #80-4149300
                           REMITTANCE DATE: 4/15/97

 (26)  Class M-1 Interest Deficiency on such
       Remittance Date                                       .00

 (27)  Class B-1 Interest Deficiency on such
       Remittance Date                                       .00

 (28)  Repossessed Contracts                          605,197.12

 (29)  Repossessed Contracts Remaining
       in Inventory                                   984,422.18

 (30)  Weighted Average Contract Rate                   10.48093